UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 21, 2006

Date of earliest event reported: September 20, 2006

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Woodside Street

Dallas, Texas 75204

(Address of principal executive offices) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 20, 2006, Energy Transfer Partners, L.P. (the “Partnership”) issued a press release announcing the Partnership’s new construction projects. A copy of the press release is being furnished as an exhibit to this report and is incorporated herein by reference.

On September 21, 2006, Marshall S. McCrea III, Senior Vice President – Commercial Development of the general partner of the General Partner of the Partnership, and President of the Partnership’s midstream operations, will make a presentation at the Platts Pipeline Development and Expansion Conference in Houston, Texas. The presentation will include a description of the Partnership’s existing assets in Texas, recently completed projects, and projects recently announced or currently under construction. A copy of the Partnership’s presentation is being furnished as an exhibit to this report and will be available on the Partnership’s website at www.energytransfer.com.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

The following Exhibits are filed herewith:

Exhibit Number 99.1 – Press Release dated September 20, 2006

Exhibit Number 99.2 – Presentation at Platts Pipeline Development and Expansion Conference September 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	Energy Transfer Partners GP, L.P., General Partner
	By:	Energy Transfer Partners, L.L.C., General Partner

Date: September 21, 2006	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer

	By:	/s/ Kelcy L. Warren
Kelcy L. Warren
Co-Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 20, 2006

99.2	Presentation at Platts Pipeline Development and Expansion Conference September 2006